UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-21582

(Investment Company Act File Number)

XAI Madison Equity Premium Income Fund

(Exact Name of Registrant as Specified in Charter)

321 North Clark Street, Suite 2430

Chicago, IL 60654

(Address of Principal Executive Offices)

Benjamin D. McCulloch, Esq.

XA Investments LLC

321 North Clark Street, Suite 2430

Chicago, IL 60654

(Name and Address of Agent for Service)

(312) 374-6930

(Registrant’s Telephone Number)

Date of Fiscal Year End: September 30

Date of Reporting Period: March 31, 2026

Item 1.	Reports to Stockholders.

XA INVESTMENTS

XAI Madison Equity Premium Income Fund

Semi-Annual Report

MARCH 31, 2026

MCN

XAI Madison Equity Premium Income Fund

SHAREHOLDER LETTER

March 31, 2026 (Unaudited)

Dear Shareholder:

We thank you for your investment in the XAI Madison Equity Premium Income Fund (the “Fund”). This report covers the six-month period ended March 31, 2026 (the “Period”). In 2025, the Fund changed its fiscal year from December 31 to September 30. This report represents the first semi-annual report under the new fiscal year.

During the Period, discourse around Federal Reserve governance and long-term policy frameworks underscored broader investor uncertainty around the future path of monetary policy. This environment paired with escalating tensions in the Middle East, culminating with the war in Iran—Operation Epic Fury—that began on February 28, 2026, and reinforced the importance of disciplined management amid evolving macroeconomic conditions. Uncertainty during the Period was further underscored by the lack of regular economics reports, such as non-farm payrolls and inflation, caused by the U.S. Federal Government shutdown that began on October 1, 2025 and continued through November 12, 2025, making it the longest government shutdown in U.S. history. Equity markets experienced elevated and persistent volatility driven by the combination of geopolitical developments, inflation concerns, and shifts in investor sentiment. Markets entered the fourth quarter of 2025 supported by a narrow group of mega cap growth and artificial intelligence related companies; however, as the Period progressed, elevated valuations, evolving trade policy dynamics, and heightened geopolitical risk contributed to increased dispersion and episodic risk-off behavior.

After moderating earlier in 2025, price pressures re-emerged in the Period as energy prices rose sharply amid global supply disruptions and the escalating tensions in the Middle East. Despite these headwinds, the U.S. economy demonstrated resilience, supported by steady employment conditions and continued consumer activity, though uncertainty around interest rates and global growth remained elevated.

During the first quarter of 2026, equity returns weakened and volatility increased as market leadership rotated away from higher multiple growth stocks toward value oriented, defensive, and hard asset linked sectors. Energy and other inflation sensitive areas outperformed, while prior market leaders experienced valuation compression. Brent crude entered 2026 at near $75 per barrel of oil, but reached prices above $100 in mid-March as a result of Operation Epic Fury and Iran's closure of the Strait of Hormuz.

Against this backdrop, the Fund’s disciplined covered call strategy continued to play an important role, providing meaningful downside mitigation during periods of market weakness. While the S&P 500 fell 1.8% over the six-month period, the Fund gained 4.1% on an NAV basis. As of March 31, 2026, call options were written on 91.7% of the Fund’s equity holdings, with the majority positioned out of the money.

The Fund’s net asset value (“NAV”) decreased during the Period by -1.54% from $6.48 per common share to $6.38 per common share as of March 31, 2026, resulting in a NAV total return (including the reinvestment of distributions) of 4.05%. The Fund’s benchmark, the CBOE S&P 500 BuyWrite Index, returned 5.55% for the Period.

The market price per common share of $5.83 on March 31, 2026, represented an 8.62% discount to the Fund’s NAV of $6.38 per common share. During the Period, the Fund’s common shares traded on average at a 7.36% discount to NAV.

During the Period, the Fund declared monthly distributions totaling an aggregated amount of $0.36 per common share. The monthly distribution of $0.06 per common share declared on March 2, 2026, represented an annualized distribution rate of 12.35% based on the Fund’s closing market price of $5.83 per common share on March 31, 2026.

As we navigate the dynamic market environment, we remain committed to the Fund’s 20-year track record of delivering lower volatility and strong cash flows for our shareholders. We believe the Fund is positioned well to pursue attractive investment opportunities throughout the remainder of 2026 and beyond.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at www.xainvestments.com/MCN.

Sincerely,

Kimberly Flynn

President

XA Investments LLC
May 15, 2026

XAI Madison Equity Premium Income Fund

QUESTIONS & ANSWERS

March 31, 2026 (Unaudited)

What happened in the market during the six-month period ending March 31, 2026?

The overall stock market had been on a tear since the tariff fears of last April subsided, driven mainly by mega-cap growth stocks and anything related to artificial intelligence. That trend continued into the 4th quarter of 2025 but showed signs of losing steam as a few blooms came off the Artificial Intelligence (“AI”) rose. 2025 ended with the S&P 500 advancing by 2.7% in the fourth quarter. Uncertainty remained front and center for investors as the US Government was shutdown with Congress failing to come to a funding agreement. Investors were left without regular economic reports, such as nonfarm payrolls and inflation. The Federal Reserve cut interest rates twice during the quarter which provided a tailwind for equity markets. Looking to 2026, economists anticipate the U.S. economy will continue to grow, with expectations for 2.1% Real GDP growth while inflation (Consumer Price Index) is estimated to moderate to 2.8% from 3.0%. The fourth quarter was a bit unusual with most sectors being up or down modestly, with two exceptions. Health Care, which had lagged all year, had a strong fourth quarter up 12%, leading sector performance, following the various drug pricing deals with the U.S. Government. Communication Services also performed well and outpaced the S&P 500 in the final quarter of 2025. Technology, which had performed well post Liberation Day, was up only 1% during the fourth quarter as investors questioned the dramatic investments in AI. Real Estate and Utilities were down modestly during the fourth quarter.

The first quarter of 2026 proved to be a difficult environment for equity investors as most major indices posted negative returns. In US markets, the script flipped from 2025 as value outperformed growth by a wide margin and mid and small caps outperformed large caps. International equities were a mixed bag, with Japanese equities posting modest gains, while China was a notable laggard. Developed markets slightly lagged emerging markets, which were essentially flat in the quarter. The Russell 1000 Growth Index was the worst performing major index, falling 9.8% during the quarter, while the Russell 1000 Value index led the way, benefiting from energy exposure, with a 2.1% return, a stark reversal from the growth-led rally of last year. Oil markets experienced their most dramatic quarter since 2020. Brent crude entered the year near $75/barrel of oil (bbl) and traded in a narrow range through mid-February before Operation Epic Fury was launched on February 28th, 2026 fundamentally altering the supply picture. Iran's closure of the Strait of Hormuz disrupted roughly 20% of global crude oil supply and sent Brent crude above $100/bbl in mid-March, briefly touching $118/bbl before settling near $110 by quarter-end. The spike in energy prices reignited inflation concerns that many had assumed were behind us. Higher energy costs complicate the Federal Reserve's path toward further rate cuts, with markets repricing expectations from three cuts to just one this year.

The S&P 500 fell 4.3% in the first quarter of 2026, its worst quarter since the third quarter of 2022. The decline masked a shift in market leadership. The average S&P 500 stock outperformed the cap-weighted index by nearly 5% while the equal-weight S&P 500 gained 0.7%. The quarter's sharpest drawdown came in March following the launch of Operation Epic Fury by U.S. and Israeli militaries against Iran on February 28, 2026. Rising energy prices, inflation concerns, and the threat of stagflation weighed on equities in the final weeks of the quarter.

How did the Fund perform given the marketplace conditions during the period?

With market leadership shifting away from mega-cap growth stocks associated with AI toward hard asset and defensive sectors, the Fund was well positioned to perform well relative to the broad market indices. While the S&P 500 fell 1.8% over the six-month period, the Fund gained 4.1% on an NAV basis. On a price basis, the Fund gained 0.3%. The Cboe S&P BuyWrite Index (BXM) gained 5.6% primarily due to the fortuitous timing of short-term hedges working in its favor during a volatile fourth quarter which did not occur during an even more volatile first quarter.

Given the overall market’s expensive valuation at year end coupled with exuberant expectations around AI, the Fund maintained its defensive posture. This positioning continued into the new year as market leadership moved toward hard asset sectors such as Energy and Materials well before the Iran conflict became kinetic. Defensive sectors such as Consumer Staples also performed well as investors looked for a port in the storm as AI related companies struggled. The Fund’s overweight positioning in the Energy and Consumer Staples sectors were key elements in the Fund’s ability to out-perform in a very volatile market environment. In addition, the Fund’s lower exposure to the prior leadership sectors, such as Technology, Communication Services and Consumer Discretionary, allowed the Fund to sidestep areas of significant weakness. The Fund’s sector positioning was the largest positive factor in terms of beating the S&P 500 during the period.

Performance of the Fund’s individual equity positions lagged in the fourth quarter of last year but rebounded very strongly during the opening quarter of 2026. Over the full period, stock selection was a net positive contributor to relative performance. While the Energy sector has been a stellar performer of late, the Fund’s Energy holdings performed even better than the sector. Apache Corp. (NYSE: APA) and Transocean (NYSE: RIG) were among the leaders in relative performance given the positive shift in expected fundamental outlook. The outlook for the sector had been improving before Iran conflict commenced with an expected improvement in supply/demand factors coming in the second half of the year. However, the spike in crude oil price and historic supply disruption has resulted in fundamental improvement arriving sooner than expected. Shares of Las Vegas Sands (NYSE: LVS) performed exceptionally well late last year before correcting somewhat early this year. Continued strength in the company’s Singapore hotel/gambling operations led the way and overshadowed more tepid growth in the Macau operations. Shares of ASMLHoldings (NYSE: ASML) ramped up strongly during the period. The company supplies key lithography components to semiconductor manufacturers that have been booming due to AI related enhanced chip demand. CME Group (NYSE: CME) performed very well during the first quarter of 2026 as market volatility rose significantly. As the company owns the Chicago and New York Mercantile Exchanges, the Chicago Board of Trade and the COMEX Commodity Exchange, it is a prime beneficiary of higher market and economic volatility as hedging volumes soar during such periods.

Laggards during the period included companies that investors believe may suffer from AI competition. Software companies such as Adobe (NASDAQ: ADBE) and financial services companies such as Paypal (NASDAQ: PYPL) have fallen into this category and underperformed during the period. Utility company AES (NYSE: AES) also lagged as takeover expectations became real but the offer price was well below expectations. Healthcare tools and diagnostic companies with China exposure also came under pressure as concerns grew over the health of the Chinese economy and trade frictions with the U.S. Portfolio holdings Agilent (NYSE: A) and Danaher (NYSE: DHR) fell into this category. In both companies, China exposure is less than 15% of sales.

Given the market’s decline, the Fund’s cash position was a small positive contributor to relative performance. From a call option coverage perspective, the Fund has maintained a relatively conservative stance with options written against equity positions ending the period above 91%. Typically this would have resulted in a positive contribution to performance as equity values fell, however, as the majority of the Fund’s equity positions actually rose during the period, the defensive option coverage ended up being a slight drag to relative performance.

XAI Madison Equity Premium Income Fund

QUESTIONS & ANSWERS

March 31, 2026 (Continued) (Unaudited)

Describe the Fund’s portfolio equity and option structure:

As of March 31, 2026, the Fund held 39 equity securities and unexpired call options had been written against 91.7% of the Fund’s stock holdings. It is the strategy of the Fund to write “out-of-the-money” call options, as of period end, 93% of the Fund’s call options (37 of 41 different options) remained “out-of-the-money.” (Out- of-the-money means the stock price is below the strike price at which the shares could be called away by the option holder). On average, the Fund’s call options had 58.6 days to expiration.

Which sectors are prevalent in the Fund?

From a sector perspective, MCN’s largest exposure as of March 31, 2026, was to the Energy sector, followed by Information Technology, Health Care, Consumer Staples, Financials, Consumer Discretionary, and Communication Services. This was followed by smaller exposures in the Real Estate, Industrial, Materials and Utilities sectors.

Discuss the Fund’s security and option selection process:

The Fund is managed by primarily focusing on active stock selection before adding the call option overlay utilizing individual equity call options rather than index options. We use fundamental analysis to select solid companies with good growth prospects and attractive valuations. We then seek attractive call options to write on those stocks. It is our belief that this partnership of active management of the equity and option strategies provides investors with an innovative, risk-moderated approach to equity investing. The Fund’s portfolio managers seek to invest in a portfolio of common stocks that have favorable “PEG” ratios (Price-Earnings ratio to Growth rate) as well as financial strength and industry leadership. As bottom-up investors, we focus on the fundamental businesses of our companies. Our stock selection philosophy strays away from the “beat the street” mentality, as we seek companies that have sustainable competitive advantages, predictable cash flows, solid balance sheets and high-quality management teams. By concentrating on long-term prospects and circumventing the “instant gratification” school of thought, we believe we bring elements of consistency, stability and predictability to our shareholders.

Once we have selected attractive and solid names for the Fund, we employ our call writing strategy. This procedure entails selling calls that are primarily out-of- the-money, meaning that the strike price is higher than the common stock price, so that the Fund can participate in some stock appreciation. By receiving option premiums, the Fund may receive a high level of investment income and add an element of downside protection. Call options may be written over several time periods and at differing strike prices in an effort to maximize the protective value to the strategy and spread income evenly throughout the year.

What is the management’s outlook for the market and Fund for the remainder of 2026?

Expectation continues to be that the economy and corporate earnings will maintain their growth posture despite higher inflation and no near-term interest rate cuts. As we entered 2026, investors expected the opposite, tame inflation and lower interest rates. The main assumption seems to be that once the shooting stops in the Middle East, everything will revert to normal very quickly. While there may no doubt be a rally once positive news emanates from the Gulf region, it is not likely, in our opinion, that economic fundamentals simply revert to the prior expectations. It is more likely that inflation remains higher for longer and rate cut decisions continue to get pushed into the future. As these realizations become more entrenched, equity markets should remain quite volatile. As a reminder, the overall stock market has barely sold off in response to a major oil supply shock. And this, while coming off near all-time high valuation levels. If it takes longer than expected to return to a normalized environment, markets could continue to adjust lower or, at very least, pause until expectations adjust to reality. We believe that maintaining a defensive posture remains the prudent approach.

XAI Madison Equity Premium Income Fund

FUND PORTFOLIO INFORMATION

March 31, 2026 (Unaudited)

Growth of a $10,000 Investment (as of March 31, 2026)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years. Past performance does not guarantee future results. Performance reflects the partial waiver of the Fund’s advisory fees and/or reimbursement of expenses for certain periods. Without these waivers and/or reimbursements, performance would have been lower. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The chart assumes that distributions from the Fund are reinvested.

Summary Performance (as of March 31, 2026)

	Cumulative			Average Annual
	1 Month	3 Month	6 Month	1 Year	3 Years	5 Years	10 Years
XAI Madison Equity Premium Income Fund - NAV	-2.72%	1.36%	4.05%	14.36%	6.47%	7.32%	7.40%
XAI Madison Equity Premium Income Fund - Market Price	-4.38%	0.12%	0.32%	7.04%	0.57%	5.40%	8.20%
Cboe S&P 500 BuyWrite Index*	-2.93%	-0.92%	5.55%	11.35%	11.01%	7.92%	7.29%

*	The CBOE S&P 500 Buy/Write Index (BXM) is a benchmark index designed to show the hypothetical performance of a portfolio that purchases all the constituents of the S&P 500® Index and then sells at-the-money (meaning same as purchase price) call options of one-month duration against those positions.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than performance data quoted.

XAI Madison Equity Premium Income Fund

FUND PORTFOLIO INFORMATION

March 31, 2026 (Continued) (Unaudited)

Top Ten Portfolio Holdings (as a % of Total Investments)*

Holding	Type
Transocean Ltd.	Common Stock	5.40%
APA Corp.	Common Stock	4.06%
PepsiCo, Inc.	Common Stock	3.76%
Las Vegas Sands Corp.	Common Stock	3.39%
Danaher Corp.	Common Stock	3.28%
Matador Resources Co.	Common Stock	2.94%
Medtronic PLC	Common Stock	2.91%
Amazon, Inc.	Common Stock	2.90%
Archer-Daniels-Midland Co.	Common Stock	2.88%
American Tower Corp.	Common Stock	2.78%
Total		34.30%

*	Holdings may vary, are subject to change, and exclude Money Market Funds.

Asset Allocation*	% of Total Investments *
Common Stocks	90.37%
Money Market Funds	9.63%

*	Holdings may vary and are subject to change.

XAI Madison Equity Premium Income Fund

SCHEDULE OF INVESTMENTS

March 31, 2026 (Unaudited)

	Shares	Value
COMMON STOCKS - 93.86%
Consumer Discretionary Products - 1.54%
NIKE, Inc., Class B(a)	39,200	$2,070,544

Consumer Discretionary Services - 3.52%
Las Vegas Sands Corp.(a)	88,000	4,741,440

Consumer Staple Products - 9.94%
Colgate-Palmolive Co.(a)	33,000	2,812,590
Constellation Brands, Inc., Class A(a)	21,000	3,150,000
PepsiCo, Inc.(a)	33,900	5,264,331
Procter & Gamble Co.(a)	15,000	2,166,600
		13,393,521

Financial Services - 1.97%
CME Group, Inc.(a)	9,000	2,658,150

Health Care - 13.89%
Agilent Technologies, Inc.(a)	29,000	3,305,420
CVS Health Corp.(a)	48,500	3,483,270
Danaher Corp.(a)	24,200	4,588,320
Medtronic PLC(a)	47,000	4,072,550
Pfizer, Inc.(a)	116,000	3,257,280
		18,706,840

Industrial Products - 3.56%
Honeywell International, Inc.(a)	12,000	2,712,360
Illinois Tool Works, Inc.(a)	8,000	2,082,320
		4,794,680

Insurance - 2.23%
Marsh(a)	17,300	3,000,685

Materials - 2.65%
Newmont Corp.(a)	33,000	3,572,250

Media - 3.87%
Comcast Corp., Class A(a)	90,000	2,583,900
Meta Platforms, Inc., Class A(a)	4,600	2,631,798
		5,215,698
Oil & Gas - 14.83%
APA Corp.(a)	133,700	$5,674,228
ConocoPhillips(a)	20,000	2,640,000
Matador Resources Co.(a)	65,000	4,106,700
Transocean Ltd.(b)	1,140,000	7,558,200
		19,979,128
	Shares	Value
COMMON STOCKS - 93.86% (Continued)
Real Estate Investment Trusts (REITs) - 4.37%
American Tower Corp.(a)	22,500	3,883,050
Weyerhaeuser Co.(a)	82,000	2,003,260
		5,886,310

Retail & Wholesale - Discretionary - 3.02%
Amazon.com, Inc.(a)(b)	19,500	4,061,265

Retail & Wholesale - Staples - 3.00%
Archer-Daniels-Midland Co.(a)	55,500	4,034,295

Software & Tech Services - 14.95%
Accenture PLC, Class A(a)	12,500	2,478,625
Adobe, Inc.(a)(b)	11,600	2,819,728
Fiserv, Inc.(a)(b)	60,100	3,353,580
Microsoft Corp.(a)	8,600	3,183,462
PayPal Holdings, Inc.(a)	51,300	2,320,299
Synopsys, Inc.(a)(b)	7,000	2,775,360
Visa, Inc., Class A(a)	10,600	3,203,744
		20,134,798

Tech Hardware & Semiconductors - 5.59%
Broadcom, Inc.(a)	9,000	2,785,590
Microchip Technology, Inc.(a)	49,500	3,198,195
QUALCOMM, Inc.(a)	12,000	1,545,360
		7,529,145
Telecommunications - 2.89%
Lumen Technologies, Inc.(a)(b)	124,000	861,800
T-Mobile US, Inc.(a)	14,400	3,024,432
		3,886,232

Utilities - 2.04%
AES Corp.	195,000	2,747,550

TOTAL COMMON STOCKS (Cost $152,119,691)		$126,412,531

See Notes to Financial Statements.

XAI Madison Equity Premium Income Fund

SCHEDULE OF INVESTMENTS

March 31, 2026 (Continued) (Unaudited)

	Shares	Value
MONEY MARKET FUNDS - 10.00%
First American Government Obligations Fund, X Class, 3.58% (7-Day Yield)	13,468,845	$13,468,845

TOTAL MONEY MARKET FUNDS (Cost $13,468,845)		$13,468,845

TOTAL INVESTMENTS - 103.86% (Cost $165,588,536)		$139,881,376

TOTAL CALL OPTIONS WRITTEN - (2.90)%		(3,902,149)

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.96%)		(1,296,080)

NET ASSETS - 100.00%		$134,683,147

(a)	Pledged security; a portion or all of the security is pledged as collateral for written options in the amounts of $115,980,421 as of March 31, 2026.
(b)	Non-income producing security.

Investment Abbreviations:

PLC - Public Limited Company
Ltd. - Limited

See Notes to Financial Statements.

XAI Madison Equity Premium Income Fund

SCHEDULE OF INVESTMENTS

March 31, 2026 (Continued) (Unaudited)

Call Options Written

Underlying Security	Expiration Date	Exercise Price	Number of Contracts	Notional Value	Market Value	Premiums Received	Unrealized Appreciation/ (Depreciation)
Accenture PLC, Class A	6/18/2026	$230.00	(125)	$(2,478,625)	$(60,625)	$(61,122)	$497
Adobe, Inc.	5/15/2026	270.00	(116)	(2,819,728)	(50,460)	(60,422)	9,962
Agilent Technologies, Inc.	6/18/2026	130.00	(290)	(3,305,420)	(76,850)	(71,215)	(5,635)
Amazon.com, Inc.	5/15/2026	230.00	(195)	(4,061,265)	(79,463)	(118,750)	39,287
American Tower Corp.	6/18/2026	190.00	(225)	(3,883,050)	(70,312)	(85,270)	14,958
APA Corp.	6/18/2026	45.00	(668)	(2,834,992)	(228,790)	(141,300)	(87,490)
APA Corp.	4/17/2026	35.00	(669)	(2,839,236)	(486,698)	(103,660)	(383,038)
Archer-Daniels-Midland Co.	6/18/2026	75.00	(555)	(4,034,295)	(199,800)	(164,142)	(35,658)
Broadcom, Inc.	6/18/2026	350.00	(90)	(2,785,590)	(123,750)	(162,808)	39,058
CME Group, Inc.	6/18/2026	320.00	(90)	(2,658,150)	(45,000)	(84,351)	39,351
Colgate-Palmolive Co.	6/18/2026	90.00	(330)	(2,812,590)	(78,375)	(84,037)	5,662
Comcast Corp., Class A	6/18/2026	35.00	(900)	(2,583,900)	(14,400)	(75,273)	60,873
ConocoPhillips	4/17/2026	110.00	(200)	(2,640,000)	(432,500)	(42,795)	(389,705)
Constellation Brands, Inc., Class A	6/18/2026	170.00	(210)	(3,150,000)	(57,750)	(70,471)	12,721
CVS Health Corp.	5/15/2026	80.00	(485)	(3,483,270)	(55,533)	(77,972)	22,439
Danaher Corp.	5/15/2026	230.00	(242)	(4,588,320)	(7,260)	(118,332)	111,072
Fiserv, Inc.	6/18/2026	70.00	(601)	(3,353,580)	(97,663)	(110,570)	12,907
Honeywell International, Inc.	6/18/2026	240.00	(120)	(2,712,360)	(72,000)	(80,277)	8,277
Illinois Tool Works, Inc.	5/15/2026	270.00	(80)	(2,082,320)	(47,200)	(51,918)	4,718
Las Vegas Sands Corp.	6/18/2026	62.50	(250)	(1,347,000)	(32,250)	(36,869)	4,619
Las Vegas Sands Corp.	4/17/2026	62.50	(630)	(3,394,440)	(20,475)	(96,306)	75,831
Lumen Technologies, Inc.	4/17/2026	12.00	(1,240)	(861,800)	(1,860)	(48,331)	46,471
Marsh	4/17/2026	200.00	(173)	(3,000,685)	–	(57,039)	57,039
Matador Resources Co.	6/18/2026	60.00	(630)	(3,980,340)	(431,550)	(160,050)	(271,500)
Medtronic PLC	6/18/2026	95.00	(470)	(4,072,550)	(57,575)	(60,619)	3,044
Meta Platforms, Inc., Class A	5/15/2026	630.00	(46)	(2,631,798)	(64,630)	(103,453)	38,823
Microchip Technology, Inc.	6/18/2026	75.00	(495)	(3,198,195)	(134,887)	(133,941)	(946)
Microsoft Corp.	6/18/2026	430.00	(86)	(3,183,462)	(38,055)	(66,132)	28,077
Newmont Corp.	5/15/2026	115.00	(330)	(3,572,250)	(188,925)	(116,812)	(72,113)
NIKE, Inc., Class B	6/18/2026	60.00	(392)	(2,070,544)	(65,660)	(79,034)	13,374
PayPal Holdings, Inc.	6/18/2026	55.00	(513)	(2,320,299)	(50,017)	(53,766)	3,749
PepsiCo, Inc.	4/17/2026	155.00	(339)	(5,264,331)	(162,720)	(91,183)	(71,537)
Pfizer, Inc.	5/15/2026	29.00	(1,160)	(3,257,280)	(70,180)	(48,693)	(21,487)
Procter & Gamble Co.	4/17/2026	155.00	(150)	(2,166,600)	(3,750)	(47,097)	43,347
QUALCOMM, Inc.	6/18/2026	150.00	(120)	(1,545,360)	(29,220)	(37,677)	8,457
Synopsys, Inc.	6/18/2026	440.00	(70)	(2,775,360)	(150,150)	(182,768)	32,618
T-Mobile US, Inc.	5/15/2026	240.00	(144)	(3,024,432)	(24,912)	(51,492)	26,580
Visa, Inc., Class A	5/15/2026	330.00	(24)	(725,376)	(6,444)	(17,663)	11,219
Visa, Inc., Class A	6/18/2026	330.00	(82)	(2,478,368)	(44,485)	(53,216)	8,731
Weyerhaeuser Co.	4/17/2026	28.00	(410)	(1,001,630)	–	(29,014)	29,014
Weyerhaeuser Co.	7/17/2026	26.00	(410)	(1,001,630)	(39,975)	(20,081)	(19,894)
				$(115,980,421)	$(3,902,149)	$(3,355,921)	$(546,228)

See Notes to Financial Statements.

XAI Madison Equity Premium Income Fund

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2026 (Unaudited)

ASSETS:
Investments, at value (Cost $165,588,536)	$139,881,376
Cash	2,112,793
Receivable for investment securities sold	1,173,724
Dividends receivable	147,571
Prepaid offering costs, net (Note 8)	20,715
Total Assets	143,336,179
LIABILITIES:
Written options, at value (Premiums received $3,355,921)	3,902,149
Payable for investment securities purchased	3,361,112
Distributions payable to common shareholders	1,267,003
Accrued investment advisory fees payable (Note 3)	92,183
Accrued administrative services fees payable (Note 3)	29,968
Trustees' fees and expenses payable	617
Total Liabilities	8,653,032
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$134,683,147

COMPOSITION OF NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:
Paid in capital	$164,884,828
Distributable earnings/(Accumulated loss)	(30,201,681)
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$134,683,147

Common shares of beneficial interest outstanding, at $0.01 par value per share, and unlimited common shares authorized	21,116,722
Net Asset Value Applicable to Common Shareholders, per share	$6.38

See Notes to Financial Statements.

XAI Madison Equity Premium Income Fund

STATEMENT OF OPERATIONS

For the Six Months Ended March 31, 2026 (Unaudited)

INVESTMENT INCOME:
Dividends*	$1,638,776
Income from securities lending (Note 6)	37
Total Investment Income	1,638,813
EXPENSES (Note 3):
Investment advisory fees	545,729
Administrative services fees	177,366
Trustees' fees and expenses	45,499
Total Expenses	768,594
NET INVESTMENT INCOME	870,219

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investment securities	3,526,211
Written options	2,839,662
Total net realized gain	6,365,873
Net change in unrealized appreciation/depreciation on:
Investment securities	(945,010)
Written options	(747,577)
Total net change in unrealized appreciation/depreciation	(1,692,587)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	4,673,286
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$5,543,505
*Foreign taxes withheld on dividends	$1,244

See Notes to Financial Statements.

XAI Madison Equity Premium Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

Applicable to Common Shareholders

	For the Six Months Ended March 31, 2026 (Unaudited)	For the Nine Month Period Ended September 30, 2025(a)	For the Year Ended December 31, 2024
OPERATIONS:
Net investment income	$870,219	$1,591,054	$2,725,679
Net realized gain	6,365,873	7,111,521	8,069,004
Net change in unrealized appreciation/depreciation	(1,692,587)	324,333	(5,505,367)
Net increase in net assets applicable to common shareholders from operations	5,543,505	9,026,908	5,289,316

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From distributable earnings	(7,602,020)	(11,403,022)	(10,862,312)
Tax return of capital	–	–	(4,316,385)
Total distributions to common shareholders	(7,602,020)	(11,403,022)	(15,178,697)

CAPITAL SHARE TRANSACTIONS:
Net asset value of common shares issued to shareholders from reinvestment of dividends	–	–	376,568
Net increase in net assets applicable to common shareholders from capital share transactions	–	–	376,568
Net decrease in net assets applicable to common shareholders	(2,058,515)	(2,376,114)	(9,512,813)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:
Beginning of period	136,741,662	139,117,776	148,630,589
End of period	$134,683,147	$136,741,662	$139,117,776

(a)	Effective August 12, 2025, the Board of Trustees approved changing the fiscal year-end of the Fund from December 31 to September 30.

See Notes to Financial Statements.

XAI Madison Equity Premium Income Fund

FINANCIAL HIGHLIGHTS

For a Share Outstanding Common Stock Through the Periods Presented

	For the Six Months Ended March 31, 2026 (Unaudited)		For the Nine Months Ended September 30, 2025(a)		For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
PER COMMON SHARE OPERATING PERFORMANCE:
Net Asset Value Per Common Share - Beginning of Period	$6.48		$6.59		$7.06	$7.05	$7.45	$7.09

INCOME FROM OPERATIONS:
Net investment income	0.04	(b)	0.08	(b)	0.13 (b)	0.12	0.06	0.01
Net realized and unrealized gain on investments	0.22		0.35		0.12	0.61	0.26	1.07
Total Income from Operations	0.26		0.43		0.25	0.73	0.32	1.08

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:(c)
Net investment income	(0.36)		(0.54)		(0.52)	(0.48)	(0.65)	(0.60)
Net realized gains	–		–		–	–	(0.07)	–
Tax return of capital	–		–		(0.20)	(0.24)	–	(0.12)
Total Distributions to Common Shareholders	(0.36)		(0.54)		(0.72)	(0.72)	(0.72)	(0.72)

Net Asset Value Per Common Share - End of Period	$6.38		$6.48		$6.59	$7.06	$7.05	$7.45
Market Value Per Common Share - End of Period	$5.83		$6.17		$6.71	$7.53	$7.75	$8.02

Total Investment Return per Common Share - Net Asset Value(d)	4.05%		7.07%		3.58%	10.68%	4.90%	15.36%
Total Investment Return per Common Share - Market Price(d)	0.32%		0.39%		(1.12)%	7.38%	7.12%	30.44%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, attributable to common shares, end of period (000s)	$134,683		$136,742		$139,118	$148,631	$148,156	$156,220
Ratio of expenses to average net assets	1.13	%(e)	1.10	%(e)	1.09%	1.08%	1.08%	1.08%
Ratio of net investment income to average net assets	1.28	%(e)	1.58	%(e)	1.87%	1.66%	0.77%	0.16%
Portfolio turnover rate	37%		70%		124%	106%	104%	178%

(a)	Effective August 12, 2025, the Board of Trustees approved changing the fiscal year-end of the Fund from December 31 to September 30.
(b)	Calculated using average common shares outstanding.
(c)	The per share amounts of distributions related to distributable earnings and tax return of capital are based on amounts determined under U.S. federal income tax regulations which differs from the per share amounts from investment operations which are based on amounts determined under U.S. GAAP.
(d)	Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.
(e)	Annualized.

See Notes to Financial Statements.

XAI Madison Equity Premium Income Fund

NOTES TO FINANCIAL STATEMENTS

March 31, 2026 (Unaudited)

NOTE 1 - ORGANIZATION

XAI Madison Equity Premium Income Fund (the “Fund”) is a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was organized as a Delaware statutory trust on May 6, 2004, and commenced operations on July 28, 2004. Prior to December 2, 2024, XAI Madison Equity Premium Income Fund was known as Madison Covered Call & Equity Strategy Fund. The Fund changed fiscal and tax year end to September 30, effective August 12, 2025. The Fund’s common shares are listed on the NYSE under the symbol “MCN”.

XA Investments LLC (“XAI” or the “Adviser”) serves as the investment adviser to the Fund. The Fund’s primary investment objective is to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation. The Fund seeks to achieve its investment objectives by investing primarily in large and mid-capitalization common stocks that are, in the view of Madison Asset Management, LLC (“Madison” or the “Sub-Adviser”) selling at a reasonable price in relation to their long-term earnings growth rates. Under normal market conditions, the Fund will seek to generate current earnings from option premiums by writing (selling) covered call options on a substantial portion of its portfolio securities. There can be no assurance that the Fund will achieve its investment objectives.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting and Use of Estimates – The financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which requires management to make estimates and assumptions that affect the reported amounts and disclosures, including contingent assets and liabilities, in the financial statements during the period reported. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Fund ultimately realizes upon sale of the securities. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on March 31, 2026.

Expense Recognition – Expenses are recorded on the accrual basis of accounting.

Calculation of Net Asset Value – The calculation of net asset value ("NAV") per common share of the Fund is determined daily, on each day that the NYSE is open for trading, as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time). The Fund’s net asset value per common share is calculated by dividing the value of the Fund’s total assets, less its liabilities, by the number of shares outstanding.

Cash– The Fund considers its investment in an FDIC insured interest bearing account to be cash. Cash is valued at cost. The Fund maintains cash balances, which at times may exceed federally insured limits. The Fund maintains these balances with a high quality financial institution.

The Fund monitors this credit risk and has not experienced any losses related to this risk.

Securities Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the identified cost basis method for financial reporting purposes.

Portfolio Valuation – Investments are presented at fair value using the following techniques. Securities traded on a national securities exchange are valued at their closing sale price, except for securities traded on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), which are valued at the NASDAQ official closing price (“NOCP”). If no sale occurs, equities traded on a U.S. exchange or on NASDAQ are valued at the bid price. Options are valued at the mean between the best bid and best ask price across all option exchanges. Debt securities are valued on the basis of the last available bid prices or current market quotations provided by dealers or pricing services approved by the Fund. Mutual funds are valued at their NAV. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures approved by the Board of Trustees.

The Board of Trustees has designated the Adviser as the “valuation designee” for the Fund pursuant to Rule 2a-5 under the Investment Company Act. The valuation designee is responsible for making fair value determinations pursuant to Valuation Policies and Procedures adopted by XAI and the Fund (the “Valuation Policy”). A committee of voting members comprised of senior personnel of XAI considers various pricing issues and establishes fair valuations of portfolio securities and other instruments held by the Fund in accordance with the Valuation Policy (the “Pricing Committee”). XAI as valuation designee is subject to monitoring and oversight by the Board of Trustees. As a general principle, the fair value of a portfolio instrument is the amount that an owner might reasonably expect to receive upon the instrument’s current sale. A range of factors and analysis may be considered when determining fair value, including relevant market data, interest rates, credit considerations and/or issuer specific news. The Pricing Committee may consult with and receive input from third parties, such as the Sub-Adviser, and will utilize a variety of market data including yields or prices of investments of comparable quality, type of issue, indications of value from security dealers, evaluations of anticipated cash flows or collateral, spread over U.S. Treasury obligations, and other information and analysis. In addition, the Pricing Committee may consider valuations provided by valuation firms retained to assist in the valuation of certain of the Fund’s investments. Fair valuation involves subjective judgments. While the Fund’s use of fair valuation is intended to result in calculation of NAV that fairly reflects values of the Fund’s portfolio securities as of the time of pricing, the Fund cannot guarantee that any fair valuation will, in fact, approximate the amount the Fund would actually realize upon the sale of the securities in question. It is possible that the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

XAI Madison Equity Premium Income Fund

NOTES TO FINANCIAL STATEMENTS

March 31, 2026 (Continued) (Unaudited)

Covered Call and Put Options – An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or pay the exercise price upon delivery of the underlying security (in the case of a put).

The number of call options the Fund can write (sell) is limited by the amount of equity securities the Fund holds in its portfolio. The Fund will not write (sell) “naked” or uncovered call options. The Fund seeks to produce a high level of current income and gains generated from option writing premiums and, to a lesser extent, from dividends.

Options on securities indices are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security and are similar to options on single securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities.

When an option is written, a liability is recorded equal to the premium received. This liability for options written is marked-to-market on a daily basis to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options that expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

Adopted Accounting Standards – The Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (“Topic 280”) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”), which requires a public entity to make enhanced disclosures about significant segment expenses that are regularly provided to the chief operating decision maker (the “CODM”). The Fund’s Secretary and Chief Legal Officer acts as the CODM. Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net assets resulting from operations, which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying Statement of Assets and Liabilities and significant segment expenses are listed on the accompanying Statement of Operations.

The Fund adopted FASB ASU 2023-09, "Income Taxes (Topic 740) Improvements to Income Tax Disclosures" ("ASU 2023-09"), which establishes new income tax disclosure requirements and modifies or eliminates certain existing disclosure provisions. The amendments in this ASU are intended to address investor requests for more transparency about income tax information and to improve the effectiveness of income tax disclosures. The Fund's adoption of ASU 2023-09 did not have a material impact on the Fund's financial statements.

Valuation – The Fund has adopted FASB applicable guidance on fair value measurements. Fair value is defined as the price that the fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data “inputs” and minimize the use of unobservable “inputs” and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 – Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 – Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

XAI Madison Equity Premium Income Fund

NOTES TO FINANCIAL STATEMENTS

March 31, 2026 (Continued) (Unaudited)

The valuation techniques used by the Fund to measure fair value seek to maximize the use of observable inputs and minimize the use of unobservable inputs.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2026:

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$126,412,531	$–	$–	$126,412,531
Money Market Funds	13,468,845	–	–	13,468,845
Total	$139,881,376	$–	$–	$139,881,376

Other Financial Instruments(b)	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Written Options	$(3,902,149)	$–	$–	$(3,902,149)
Total	$(3,902,149)	$–	$–	$(3,902,149)

(a)	For detailed descriptions and other security classifications, see the accompanying Schedule of Investments.
(b)	Other financial instruments are derivative instruments reflected in the Schedule of Investments.

There were no transfers into or out of level 3 for the six month period ended March 31, 2026.

Indemnification – The Fund indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.

The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

NOTE 3 - INVESTMENT ADVISORY AND OTHER AGREEMENTS

XAI serves as the investment adviser to the Fund and is responsible for overseeing the Fund’s overall management and implementation of the investment strategy. The Sub-Adviser serves as the investment sub-adviser of the Fund and is responsible for investing the Fund’s assets. The Fund pays an advisory fee to the Adviser. The Adviser pays to the Sub-Adviser a sub-advisory fee out of the advisory fee received by the Adviser.

On December 2, 2024, a new investment advisory agreement (the “New Advisory Agreement”) between the Fund and XAI, pursuant to which XAI serves as the investment adviser to the Fund, and a new investment sub-advisory agreement (the “New Sub-Advisory Agreement”) among the Fund, XAI and Madison, pursuant to which Madison serves as the sub-adviser to the Fund was approved by the Board of Trustees.

Pursuant to the New Advisory Agreement, the Fund pays the Adviser a fee, payable monthly in arrears, in an annual amount equal to 0.80% of the Fund’s average daily Managed Assets. “Managed Assets” means the total assets of the Fund, including assets attributable to the Fund’s use of leverage and preferred shares, minus the sum of its accrued liabilities (other than liabilities incurred for the purpose of creating leverage). For the six months ended March 31, 2026, the Fund incurred $545,729 in investment advisory fees.

Pursuant to the New Sub-Advisory Agreement, the sub-advisory fee, payable monthly in arrears to the Sub-Adviser, is calculated as a specified percentage of the advisory fee payable by the Fund to the Adviser (before giving effect to any fees waived or expenses reimbursed by the Adviser). The specified percentage is equal to either an absolute or blended percentage, as the case may be, computed by applying the following percentages to the aggregate average daily Managed Assets of the advisory fee payable to the Adviser from the Fund:

Fund Average Daily Managed Assets	Percentage of Investment Advisory Fee	Type of Specified Percentage
First $175 million	55%	Absolute
Greater than 175 million and up to $250 million	50%	Blended
Over $250 million	50%	Absolute

XAI Madison Equity Premium Income Fund

NOTES TO FINANCIAL STATEMENTS

March 31, 2026 (Continued) (Unaudited)

The Fund does not pay a performance or incentive fee to the Adviser or the Sub-Adviser.

Prior to December 2, 2024, pursuant to an investment advisory agreement with the Fund, Madison served as the Fund's investment adviser and received an advisory fee payable monthly, in an amount equal to an annualized rate of 0.80% of the Fund's average daily Managed Assets.

Prior to December 2, 2024, Madison contractually agreed to enter into an operating expense limitation agreement with the Fund (the “Prior OELA”), as approved by the Fund's Board of Trustees, under which the Adviser agreed to waive its management fees and/or reimburse expenses to the Fund to the extent necessary to limit the Fund's total operating expenses (excluding taxes, leverage/borrowing interest, interest expense, dividends paid on short sales, brokerage commissions, acquired fund fees and expenses, extraordinary expenses such as litigation and other “Excluded Expenses”) to the annual rate, as referenced in the Fund's 2023 Annual Report to Shareholders. The Prior OELA became effective on December 1, 2023 and remained in place until it was superseded by the New OELA (as defined below).

The Adviser has contractually agreed to enter into an Operating Expense Limitation Agreement with the Fund (the “New OELA”), under which the Adviser agreed to waive its management fees and/or reimburse expenses of the Fund to the extent necessary to limit the Fund’s total operating expenses (excluding taxes, leverage/ borrowing interest, interest expense, dividends paid on short sales, brokerage commissions, acquired fund fees and expenses, extraordinary and non-routine expenses such as litigation and other “Excluded Expenses” (as defined in the Administrative Services Agreement, described below)) to 1.08%. The New OELA became effective on December 2, 2024 and will remain in place until at least December 2, 2026. For the six months ended March 31, 2026, the Fund did not receive a reimbursement for any expenses or waiver of any advisory fees.

Under a services agreement between the Fund and the Adviser dated December 2, 2024 (the “Administrative Services Agreement”), XAI provides or arranges to have a third party provide the Fund with such services as it may require in the ordinary course of its business. Services to the Fund include: transfer agent services, custodial services, Fund administration services, Fund accounting services, and such other services necessary to conduct the Fund’s business. In addition, the Adviser shall arrange and pay for independent public accounting services for audit and tax purposes, legal services, a fidelity bond, and directors and officers/ errors and omissions insurance. In exchange for these services, the Fund pays the Adviser a service fee, payable monthly, equal to an annualized rate of 0.26% of the Fund’s managed assets. Not included in this fee and, therefore, the responsibility of the Fund are the following fees and expenses: (i) any fees and expenses relating to portfolio holdings (e.g., brokerage commissions, interest on loans, etc.); (ii) extraordinary and non-recurring fees and expenses (e.g., costs relating to any borrowing costs, overdrafts or taxes the Fund may owe, etc.); (iii) the costs associated with investment by the Fund in other investment companies (i.e., acquired fund fees and expenses); and (iv) Independent Trustees compensation, including Lead Independent Trustee compensation (collectively referred to as “Excluded Expenses”).

The Fund has also retained the Adviser to provide investor support services and secondary market support services in connection with the ongoing operation of the Fund. Such services include providing ongoing contact with respect to the Fund with financial intermediaries, communicating with the NYSE specialist for the shares and with the closed-end fund analyst community regarding the Fund on a regular basis, and hosting and maintaining a website for the Fund. The Fund pays the Adviser an investor support services and secondary market support services fee, payable monthly in arrears, in an annual amount equal to 0.20% of the Fund’s average daily Managed Assets. The Adviser has agreed to waive all fees under the agreement until at least December 2, 2026.

Under direction of the Adviser, Paralel Technologies LLC (“PRT”) provides sub-administration and accounting services to the Fund. PRT’s fees are paid by the Adviser.

Employees of PINE Advisors LLC (“PINE”) serve as the Fund’s chief compliance officer and principal financial officer. PINE provides services that assist the Fund’s chief compliance officer in monitoring and testing the policies and procedures of the Fund in conjunction with requirements under Rule 38a-1 under the 1940 Act. PINE receives from the Adviser an annual base fee for the services provided to the Fund and is reimbursed for certain out-of-pocket expenses by the Adviser.

Under direction of the Adviser, Computershare Inc. and Computershare Fund Company, N.A. (together, “Computershare”) provide transfer, dividend paying and shareholder servicing services for the Fund. U.S. Bank N.A. serves as the Fund’s custodian, under which the Custodian holds the Fund’s assets in compliance with the 1940 Act. Transfer agent and custodian fees are paid by the Adviser.

Certain officers and Trustees of the Fund may also be officers, directors and/or employees of XAI or its affiliates. The Fund does not compensate its officers or Trustees who are officers, directors and/or employees of XAI or its affiliates.

XAI Madison Equity Premium Income Fund

NOTES TO FINANCIAL STATEMENTS

March 31, 2026 (Continued) (Unaudited)

NOTE 4 - DISTRIBUTIONS

The Fund declares and pays monthly distributions to shareholders. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These distributions consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains, including premiums received on written options. Distributions may also include a return of capital. Any net realized long-term capital gains are distributed annually to shareholders. The character of the distributions are determined annually in accordance with federal income tax regulations.

During the fiscal period ended September 30, 2025, the Fund changed the cadence of its distribution payments from quarterly payment to monthly payment. For the six months ended March 31, 2026, the Fund declared the following distributions or dividends totaling $0.36 per common share or $7,602,020 in the aggregate:

Payment Date	Record Date	Distribution per Common Share
November 3, 2025	October 15, 2025	$0.06
December 1, 2025	November 17, 2025	$0.06
December 31, 2025	December 15, 2025	$0.06
January 30, 2026	January 15, 2026	$0.06
March 2, 2026	February 17, 2026	$0.06
April 1, 2026	March 16, 2026	$0.06

The Fund’s net investment income and capital gain can vary significantly over time; however, the Fund seeks to maintain more stable monthly common share distributions over time.

To permit the Fund to maintain more stable monthly common share distributions, the Fund may initially distribute less than the entire amount of the net investment income earned in a particular period. The undistributed net investment income may be available to supplement future common share distributions. Undistributed net investment income is included in the common shares’ NAV, and, correspondingly, distributions from net investment income will reduce the common shares’ NAV.

All or a portion of a distribution may be a return of capital, which is in effect a partial return of the amount a shareholder invested in the Fund, up to the amount of the shareholder’s tax basis in their shares, which would reduce such tax basis. Although a return of capital may not be taxable, it will generally increase the shareholder’s potential gain, or reduce the shareholder’s potential loss, on any subsequent sale or other disposition of shares. Shareholders who periodically receive the payment of a distribution consisting of a return of capital may be under the impression that they are receiving net income or profits when they are not. Shareholders should not assume that the source of a distribution from the Fund is net income or profit.

Pursuant to the requirements of the 1940 Act, in the event the Fund makes distributions from sources other than income, such as return of capital, a notice will be provided in connection with each monthly distribution with respect to the estimated source of the distribution made. Such notices will describe the portion, if any, of the monthly dividend which, in the Fund’s good faith judgment, constitutes long-term capital gain, short-term capital gain, investment company taxable income or a return of capital. The characterization of distributions paid to shareholders reflect estimates made by the Fund. Such estimates are subject to be characterized differently for federal income tax purposes at year-end. The actual character of such dividend distributions for U.S. federal income tax purposes will only be determined finally by the Fund at the close of its fiscal year, based on the Fund’s full year performance and its actual net investment company taxable income and net capital gains for the year, which may result in a recharacterization of amounts distributed during such fiscal year from the characterization in the monthly estimates.

The Fund may, but is not required to, seek to obtain exemptive relief to permit the Fund to make periodic distributions of long-term capital gains with respect to its common shares as frequently as monthly. Such relief, if obtained, would permit the Fund to implement a “managed distribution policy” pursuant to which the Fund would distribute a fixed percentage of the net asset value (or market price if then applicable) of the common shares at a particular point in time or a fixed monthly amount, any of which may be adjusted from time to time. It is anticipated that under such a distribution policy, the minimum annual distribution rate with respect to the common shares would be independent of the Fund’s performance during any particular period but would be expected to correlate with the Fund’s performance over time.

XAI Madison Equity Premium Income Fund

NOTES TO FINANCIAL STATEMENTS

March 31, 2026 (Continued) (Unaudited)

The Fund reserves the right to change its distribution policy and the basis for establishing the rate of distributions at any time and may do so without prior notice to common shareholders. Future distributions will be made if and when declared by the Fund’s Board of Trustees, based on a consideration of number of factors, including the Fund’s net investment income, financial performance and available cash. There can be no assurance that the amount or timing of distributions in the future will be equal or similar to that of past distributions or that the Board of Trustees will not decide to suspend or discontinue the payment of distributions in the future.

Common share distributions shall be paid on their payment date unless the payment of such distribution is deferred by the Board of Trustees upon a determination that such deferral is required in order to comply with applicable law or to ensure that the Fund remains solvent and able to pay its debts as they become due and continue as a going concern.

NOTE 5 - DERIVATIVES

The FASB issued guidance intended to enhance financial statement disclosure for derivative instruments and enable investors to understand: a) how and why a fund uses derivative investments, b) how derivative instruments are accounted for, and c) how derivative instruments affect a fund’s financial position, and results of operations.

In addition, in November 2020, the SEC adopted Rule 18f-4 under the 1940 Act to govern the use of derivatives and certain related instruments by registered investment companies. Rule 18f-4, which had a compliance date of August 19, 2022, replaced existing SEC and staff guidance with a new framework for the use of derivatives by registered investment companies. Unless a fund qualifies as a “limited derivatives user,” as defined in Rule 18f-4, Rule 18f-4 requires registered investment companies that trade derivatives and other instruments that create future payment or delivery obligations to adopt a value at-risk leverage limit and implement a derivatives risk management program. Because the Fund’s strategy involves investing in derivatives, and the Fund’s use of such derivatives does not meet the conditions applicable to the “limited derivatives user exception” in Rule 18f-4, the Fund has adopted a derivatives program that complies with the requirements of the rule. As part of this, certain officers of the Adviser and the Fund serve as the “derivatives risk manager” for the Fund.

The following table presents the types of derivatives in the Fund by location and as presented in the Statement of Assets and Liabilities as of March 31, 2026

Statements of Asset & Liability Presentation of Fair Values of Derivative Instruments
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities		Statement of Assets and Liabilities
Underlying Risk	Location	Fair Value	Location	Fair Value
Equity Contracts	Purchased Options	$–	Written Options	$3,902,149

The following table presents the effect of derivative instruments on the Statement of Operations for the six months ended March 31, 2026.

Statement of Operations	Underlying Risk	Realized Gain/(Loss) on Derivatives	Change in Unrealized Appreciation/ Depreciation on Derivatives
Investments (Purchased Options)	Equity Contracts	$(3,178)	$–
Written Options	Equity Contracts	2,839,662	(747,577)
Total		$2,836,484	$(747,577)

The average notional value of purchased option contracts was $2,503,755 during the six months ended March 31, 2026. The average notional value of written option contracts for the Fund was $106,910,135 during the six months ended March 31, 2026.

NOTE 6 - SECURITIES LENDING

The Fund is authorized to engage in securities lending. During the six months ended March 31, 2026, the Fund was subject to a Securities Lending Authorization Agreement (the “Securities Lending Agreement”) with U.S. Bank as securities lending agent. The Securities Lending Agreement required that loans of Fund securities be collateralized at all times by cash or U.S. government securities, initially equal to at least 102% of the value of the domestic securities and 105% of non-domestic securities, based upon the prior day’s market value for securities loaned. Any loaned securities and collateral were marked to market daily to maintain collateral at 102% of the total loaned portfolio. Amounts earned as interest on investments of cash collateral, net of rebates and fees, if any, are included in the Statement of Operations. As of March 31, 2026, there were not any securities lent for the Fund.

XAI Madison Equity Premium Income Fund

NOTES TO FINANCIAL STATEMENTS

March 31, 2026 (Continued) (Unaudited)

NOTE 7 - PORTFOLIO INFORMATION

Purchase and Sale of Securities – For the six months ended March 31, 2026, the cost of purchases and proceeds from sales of securities, excluding short-term obligations were as follows:

Cost of Investments Purchased	$46,071,825
Proceeds from Investments Sold	$48,091,388

NOTE 8 - CAPITAL

Pursuant to the Fund’s Agreement and Declaration of Trust, the Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $0.01 per share. As of March 31, 2026, the Fund had 21,116,722 issued and outstanding common shares. During the six months ended March 31, 2026 and period ended September 30, 2025, there were no capital share transactions. During the year ended December 31, 2024, 54,354 shares were issued and reinvested per the Dividend Reinvestment Plan, since the Fund's common shares traded at a premium to their NAV.

NOTE 9 - TAXES

Classification of Distributions – Because U.S. federal income tax regulations differ from U.S. GAAP, net investment income and net realized gains may differ for financial statement and tax purposes. Due to the timing of distributions, the fiscal year in which the amounts are distributed for tax purposes may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The tax character of distributions paid by the Fund during the year ended September 30, 2025, was as follows:

Distributions Paid From:
Ordinary Income - Common Shareholders	$10,136,026
Total	$10,136,026

Tax Basis of Investments – Net unrealized appreciation/(depreciation) of investments (including written options) based on federal tax cost as of March 31, 2026, was as follows:

Cost of investments for income tax purposes	$166,640,689
Gross appreciation (excess of value over tax cost)	$5,502,744
Gross depreciation (excess of tax cost over value)	(32,262,057)
Net unrealized appreciation/depreciation	$(26,759,313)

Federal Income Tax Status – For federal income tax purposes, the Fund currently qualifies, and intends to continue to qualify, as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its investment company taxable net income and realized gain, not offset by capital loss carryforwards, if any, to its shareholders. No provision for federal income taxes has been made.

As of and during the six months ended March 31, 2026, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return.

As a registered investment company, the Fund is subject to a 4% excise tax that is imposed if the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year. In certain circumstances, the Fund may elect to retain income or capital gain to the extent that the Board of Trustees, in consultation with Fund management, determines it to be in the interest of shareholders to do so. Alternatively, the Fund may have to dispose of portfolio securities to make a distribution at a time when independent investment judgment might not dictate such disposition.

Depending on the level of taxable income earned in a tax year, the Fund may choose to carry forward such taxable income in excess of current year dividend distributions from such current year taxable income into the next tax year and pay a 4% excise tax on such income, as required. To the extent that the Fund determines that its estimated current year taxable income will be in excess of estimated dividend distributions for the current year from such income, the Fund accrues excise tax, if any, on estimated excess taxable income as such taxable income is earned.

NOTE 10 - DISCUSSION OF RISKS

Equity Risk – The value of the securities held by the Fund may decline due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Option Risk – Trading in options involves a number of risks. There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well- conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

XAI Madison Equity Premium Income Fund

NOTES TO FINANCIAL STATEMENTS

March 31, 2026 (Continued) (Unaudited)

As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

When the Fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise. While the Fund’s potential gain in writing a covered put option is limited to the interest earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire value of the stock.

Derivatives Risk – Derivatives are financial contracts in which the value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks, such as interest rate risk, market risk and credit risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. If the Fund invests in a derivative instrument it could lose more than the principal amount invested. Derivative instruments may be illiquid, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not fulfill its contractual obligations.

Industry Concentration Risk – To the extent that the Fund makes substantial investments in a single industry, the Fund will be more susceptible to adverse economic or regulatory occurrences affecting those sectors.

Fund Distribution Risk – In order to make regular quarterly distributions on its common shares, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action. In addition, the Fund’s ability to make distributions more frequently than annually from any net realized capital gains by the Fund is subject to the Fund obtaining exemptive relief from the SEC, which cannot be assured. To the extent the total quarterly distributions for a year exceed the Fund’s net investment company income and net realized capital gain for that year, the excess will generally constitute a return of the Fund’s capital to its common shareholders. Such return of capital distributions generally are tax-free up to the amount of a common shareholder’s tax basis in their common shares, which is in effect a partial return of the amount a shareholder invested in the Fund, up to the amount of the shareholder’s tax basis in their shares, which would reduce such tax basis. Although a return of capital may not be taxable, it will generally increase the shareholder’s potential gain, or reduce the shareholder’s potential loss, on any subsequent sale or other disposition of shares. Shareholders who periodically receive the payment of a distribution consisting of a return of capital may be under the impression that they are receiving net income or profits when they are not. Shareholders should not assume that the source of a distribution from the Fund is net income or profit. In addition, such return of capital distributions will decrease the Fund’s total assets and may increase the Fund’s expense ratio.

Cybersecurity Risk – The Fund is also subject to cybersecurity risk, which includes the risks associated with computer systems, networks and devices to carry out routine business operations. These systems, networks and devices employ a variety of protections that are designed to prevent cyberattacks. Despite the various cyber protections utilized by the Fund, the Adviser, and other service providers, their systems, networks, or devices could potentially be breached. The Fund, its shareholders, and the Adviser could be negatively impacted as a result of a cybersecurity breach. The Fund cannot control the cybersecurity plans and systems put in place by service providers or any other third parties whose operations may affect the Fund.

Foreign Investment Risk – Investing in non-U.S. issuers may involve unique risks such as currency, political, and economic risks, as well as lower market liquidity, generally greater market volatility and less complete financial information than for U.S. issuers.

Mid-Cap Company Risk – Investments in securities of mid-cap companies may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and issuers are typically more subject to changes in earnings and future earnings prospects. Mid-cap companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies. Furthermore, these companies often have limited product lines, services, markets or financial resources, or are dependent on a small management group. Since these securities are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund. As a result, mid-cap companies’ performance can be more volatile and the companies face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

Financial Leverage Risk – The Fund is authorized to utilize leverage through the issuance of preferred shares and/or the Fund may borrow or issue debt securities for financial leveraging purposes and for temporary purposes such as settlement of transactions. There can be no assurance that the Adviser’s and the Sub- Adviser’s expectations will be realized or that a leveraging strategy will be successful in any particular time period. Use of leverage creates an opportunity for increased income and capital appreciation but, at the same time, creates special risks. Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. There can be no assurance that a leveraging strategy will be utilized or will be successful.

The use of leverage by the Fund will cause the net asset value of the Fund’s common shares to fluctuate significantly in response to changes in interest rates and other economic indicators. As a result, the net asset value, market price and dividend rate of the Fund’s common shares is likely to be more volatile than those of a closed-end management investment company that is not exposed to leverage. In a declining market the use of leverage may result in a greater decline in the net asset value and market price of the common shares than if the Fund were not leveraged.

Leverage will increase operating costs, which may reduce total return. The Fund will have to pay interest on its indebtedness, if any, which may reduce the Fund’s return. This interest expense may be greater than the Fund’s return on the underlying investment, which would negatively affect the performance of the Fund. Increases in interest rates that the Fund must pay on its indebtedness will increase the cost of leverage and may reduce the return to common shareholders.

XAI Madison Equity Premium Income Fund

NOTES TO FINANCIAL STATEMENTS

March 31, 2026 (Continued) (Unaudited)

Certain types of indebtedness subject the Fund to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Certain indebtedness of the Fund also may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for such indebtedness. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.

During any time in which the Fund is utilizing leverage, the amount of the fees paid to the Adviser, and thereby to the Sub-Adviser, for investment advisory services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund’s managed assets, including proceeds of leverage.

This may create a conflict of interest between the Adviser and the Sub-Adviser on the one hand and the common shareholders, as holders of indebtedness, preferred shares or other forms of leverage do not bear the management fee. Rather, common shareholders bear the portion of the management fee attributable to assets purchased with the proceeds of leverage, which means that common shareholders effectively bear the entire management fee. There can be no assurance that a leveraging strategy will be utilized or, if utilized, will be successful.

In addition, the Fund may engage in certain derivatives transactions that have economic characteristics similar to leverage.

Recent Market Events – Periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside the United States. These conditions have resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Such market conditions may adversely affect the Fund, including by making valuation of some of the Fund’s securities uncertain and/or result in sudden and significant valuation increases or declines in the Fund’s holdings. If there is a significant decline in the value of the Fund’s portfolio, this may impact the asset coverage levels for the Fund’s outstanding leverage.

Risks resulting from any future debt or other economic crisis could also have a detrimental impact on the global economy, the financial condition of financial institutions and the Fund’s business, financial condition and results of operation. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. To the extent uncertainty regarding the U.S. or global economy negatively impacts consumer confidence and consumer credit factors, the Fund’s business, financial condition and results of operations could be significantly and adversely affected. Downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. Moreover, Federal Reserve policy, including with respect to certain interest rates, may also adversely affect the value, volatility and liquidity of dividend- and interest-paying securities. Market volatility, rising interest rates and/or unfavorable economic conditions could impair the Fund’s ability to achieve its investment objective.

Any outbreak of existing or new epidemics/pandemics, or the threat thereof, together with any resulting restrictions on travel or quarantines imposed, may have an adverse impact on the economy and business activity globally (including in the countries in which the Fund invests), and thereby is expected to adversely affect the performance of the Fund’s investments and the Fund’s ability to fulfill its investment objective. Furthermore, the rapid development of epidemics/pandemics could preclude prediction as to their ultimate adverse impact on economic and market conditions, and, as a result, presents material uncertainty and risk with respect to the Fund and the performance of its investments.

Equity capital may be difficult to raise during periods of adverse or volatile market conditions because, subject to some limited exceptions, as a registered investment company, the Fund generally is not able to issue additional common shares at a price less than net asset value without first obtaining approval for such issuance from common shareholders.

Additional Risks – While investments in securities have been keystones in wealth building and management, at times these investments have produced surprises. Those who enjoyed growth and income of their investments generally were rewarded for the risks they took by investing in the markets. Although the Adviser seeks to appropriately address and manage the risks identified and disclosed to you in connection with the management of the securities in the Fund, you should understand that the very nature of the securities markets includes the possibility that there may be additional risks of which we are not aware. We seek to identify all applicable risks and then appropriately address them, take appropriate action to reasonably manage them and to make you aware of them so you can determine if they exceed your risk tolerance. Nevertheless, the often volatile nature of the securities markets and the global economy in which we work suggests that the risk of the unknown is something to consider in connection with an investment in securities. Unforeseen events could under certain circumstances produce a material loss of the value of some or all of the securities we manage for you in the Fund.

NOTE 11 - SUBSEQUENT EVENTS

On April 1, 2026, the Fund declared a distribution of $0.06 per Common Share, which was paid on May 1, 2026 to common shareholders of record on April 15, 2026.

On May 1, 2026, the Fund declared a distribution of $0.06 per Common Share, which will be paid on June 1, 2026 to common shareholders of record on May 15, 2026.

On May 14, 2026, the Board of Trustees, including the trustees who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Fund (the “Independent Trustees”), has unanimously approved, subject to approval by shareholders, PineBridge Investments, LLC (“PineBridge”) to serve as an additional investment sub-adviser for the Fund, alongside Madison, the Fund's current sub-adviser. If approved by shareholders, PineBridge would enter into a new investment sub-advisory agreement among the Fund, XAI, and PineBridge. As part of adding PineBridge, Madison will continue to serve as a sub-adviser of the Fund, managing the Fund’s covered call equity strategy. Additionally, PineBridge will manage a portion of the Fund’s portfolio that will be invested in preferred equity securities. Following approval of the PineBridge Sub-Advisory Agreement, assets of the Fund will be allocated to the preferred equity strategy at the discretion of XAI. The addition of PineBridge as a sub-adviser to the Fund will not result in a change to the Fund’s investment objective. The Fund’s investment objective will remain focused on providing a high level of current income and gains, with a secondary objective of capital appreciation.

XAI Madison Equity Premium Income Fund

DIVIDEND REINVESTMENT PLAN

March 31, 2026 (Unaudited)

Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company, Inc. (the “Plan Administrator”), all distributions declared on common shares of the Fund will be automatically reinvested by the Plan Administrator in the Fund’s Dividend Reinvestment Plan (the “Plan”) in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the distribution record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all distributions declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Distribution”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Distribution, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Distribution amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Distribution by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Distribution will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Distribution, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Distribution amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Distribution had been paid in Newly Issued Common Shares on the Distribution payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Distribution amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open- Market Purchases and may invest the uninvested portion of the Distribution amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Distribution will be divided by 95% of the market price on the payment date. The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Distributions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233, Phone Number: 1-781-575-4523.

XAI Madison Equity Premium Income Fund

ADDITIONAL INFORMATION

March 31, 2026 (Unaudited)

PROXY VOTING

You may obtain (i) Information on how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 and (ii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities, without charge, upon request, by calling (888) 903-3358 or on the Fund’s website. This information is also available on the SEC’s website at www.sec.gov.

NOTICE TO SHAREHOLDERS REGARDING PURCHASES OF COMMON SHARES

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Fund from time to time may purchase its Common Shares in the open market or in private transactions.

FUND CERTIFICATIONS

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

DELAWARE STATUTORY TRUST ACT – CONTROL SHARE ACQUISITIONS

Because the Fund is organized as a Delaware statutory trust, it is subject to the control share acquisition statute (the “Control Share Statute”) contained in Subchapter III of the Delaware Statutory Trust Act (the “DSTA”), which became automatically applicable to listed closed-end funds, such as the Fund, upon its effective date of August 1, 2022 (the “Effective Date”).

The Control Share Statute provides for a series of voting power thresholds above which shares are considered control shares. These thresholds are:

•	10% or more, but less than 15% of all voting power;
•	15% or more, but less than 20% of all voting power;
•	20% or more, but less than 25% of all voting power;
•	25% or more, but less than 30% of all voting power;
•	30% or more, but less than a majority of all voting power; or
•	A majority of all voting power.

Voting power is defined by the Control Share Statute as the power to directly or indirectly exercise or direct the exercise of the voting power of Fund shares in the election of trustees. Whether a voting power threshold is met is determined by aggregating the holdings of the acquirer as well as those of its “associates,” as defined by the Control Share Statute.

Once a threshold is reached, an acquirer has no voting rights under the DSTA or the governing documents of the Fund with by the Board of Trustees. Approval by shareholders requires the affirmative vote of two-thirds of all votes entitled to be cast on the matter, excluding shares held by the acquirer and its associates as well as shares held by certain insiders of the Fund. The Control Share Statute provides procedures for an acquirer to request a shareholder meeting for the purpose of considering whether voting rights shall be accorded to control shares. Further approval by the Fund’s shareholders would be required with respect to additional acquisitions of control shares above the next applicable threshold level.

The Control Share Statute effectively allows non-interested shareholders to evaluate the intentions and plans of an acquiring person above each threshold level.

Alternatively, the Board of Trustees is permitted, but not obligated, to exempt specific acquisitions or classes of acquisitions of control shares, either in advance or retroactively. As of the date hereof, the Board of Trustees of the Fund has not exempted, and has no present intention to exempt, any acquisition of class of acquisitions.

The Control Share Statute does not retroactively apply to acquisitions of shares that occurred prior to the Effective Date. However, such shares will be aggregated with any shares acquired after the Effective Date for purposes of determining whether a voting power threshold is exceeded, resulting in the newly acquired shares constituting control shares.

The Control Share Statute requires shareholders to disclose to the Fund any control share acquisition within 10 days of such acquisition and, upon request, to provide any information that the Board of Trustees reasonably believes is necessary or desirable to determine whether a control share acquisition has occurred.

The Board of Trustees has considered the Control Share Statute and the uncertainty around the general application under the 1940 Act of state control share statutes and enforcement of state control share statutes. The Board intends to continue to monitor developments relating to the Control Share Statute and state control share statutes generally.

The foregoing is only a summary of certain aspects of the Control Share Statute. Shareholders should consult their own legal counsel to determine the application of the Control Share Statute with respect to their shares of the Fund and any subsequent acquisitions of shares.

Some uncertainty around the general application under the 1940 Act of state control share statutes exists as a result of recent federal and state court decisions that have found that certain control share by-laws adopted by Massachusetts business trusts violated the 1940 Act. Additionally, in some circumstances uncertainty may also exist in how to enforce the control share restrictions contained in state control share statutes against beneficial owners who hold their shares through financial intermediaries.

QUARTERLY SCHEDULE OF PORTFOLIO INVESTMENTS INFORMATION

The Fund is required to file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

XAI Madison Equity Premium Income Fund

ADDITIONAL INFORMATION

March 31, 2026 (Continued) (Unaudited)

AVAILABILITY OF FUND UPDATES

The Fund regularly updates performance and certain other data and publishes press releases and other material information as necessary from time to time on its website at www.xainvestments.com/MCN. Investors and others are advised to check the website for updated performance information and the release of other material information about the Fund. References herein to the Fund’s website are intended to allow investors public access to information regarding the Fund and do not, and are not intended to, incorporate the Fund’s website in this report.

PRIVACY PRINCIPLES OF THE FUND

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third-party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Adviser and its delegates and affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

TRANSFER AGENT, CUSTODIAN, ADMINISTRATOR, AND PINE ADVISORS

XAI provides or arranges to have a third party provide the Fund with such services as it may require in the ordinary course of its business. Services to the Fund include: transfer agent services, custodial services, Fund administration services, Fund accounting services, and such other services necessary to conduct the Fund’s business. In addition, the Adviser shall arrange and pay for independent public accounting services for audit and tax purposes, legal services, a fidelity bond, and directors and officers/errors and omissions insurance. In exchange for these services, the Fund pays the Adviser a service fee.

Computershare, Inc. serves as the Fund’s dividend disbursing agent under the Fund’s Plan, transfer agent and registrar with respect to the Fund’s Common Shares.

U.S. Bank N.A., 1555 N. River Center Drive, Milwaukee, Wisconsin 53212, serves as the Fund’s custodian. Under the custody agreement, the custodian is required to hold the Fund’s assets in compliance with the 1940 Act. For its services, the custodian receives a monthly fee from the Adviser based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions.

Paralel Technologies LLC (“Paralel”), 1700 Broadway, Suite 2100, Denver, Colorado 80920, serves as the administrator of the Fund. Pursuant to an administration and fund accounting agreement, the administrator provides certain administrative services to the Fund.

The Fund has entered into a Services Agreement (the “Services Agreement”) with PINE Advisors LLC (“PINE”), pursuant to which PINE provides Chief Financial Officer and Chief Compliance Officer services to the Fund, and qualified employees of PINE serve as Chief Financial Officer and Treasurer of the Fund and Chief Compliance Officer of the Fund. Notwithstanding the Services Agreement, the designations of the Chief Financial Officer and Treasurer of the Fund and the Chief Compliance Officer of the Fund must be approved by the Board of Trustees, including, in the case of the Chief Compliance Officer, a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund. PINE receives from the Adviser an annual base fee for the services provided to the Fund and is reimbursed for certain out-of-pocket expenses by the Adviser. PINE’s principal business address is 501 S. Cherry Street, Suite 610, Denver, Colorado 80246.

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP, 320 South Canal Street, Chicago, Illinois 60606, serves as the Fund’s legal counsel.

UNRESOLVED SEC STAFF COMMENTS

None.

(b)	Not applicable.

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	The Schedule of Investments is included as part of the Semi-Annual Report to Shareholders filed under Item 1(a) of this report.

(b)	Not applicable.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies

(a)	Not applicable.

(b)	Not applicable.

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not Applicable.

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 15.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board of Directors of the Registrant.

Item 16.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on an evaluation of the Registrant’s controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18.	Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Not applicable.

(a)(3)	Certifications as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(4)	None.

(a)(5)	Not applicable.

(b)	Certifications as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

XAI MADISON EQUITY PREMIUM INCOME FUND

By:	(Signature and Title)	/s/ Theodore J. Brombach
Theodore J. Brombach
Date:	June 5, 2026	President and Chief Executive Officer
(Principal Executive Officer)

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	(Signature and Title)	/s/ Theodore J. Brombach
Theodore J. Brombach
Date:	June 5, 2026	President and Chief Executive Officer
(Principal Executive Officer)

By:	(Signature and Title)	/s/ Derek J. Mullins
Derek J. Mullins
Date:	June 5, 2026	Treasurer and Chief Financial Officer
(Principal Financial Officer)